EXHIBIT A


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                                                               EFFECTIVE
FUNDS                                                          DATE
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First Trust STOXX(R) European Select Dividend Index Fund       08/30/2007
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate     08/30/2007
Index Fund
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First Trust Dow Jones Global Select Dividend Index Fund        11/20/2007
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First Trust Global Wind Energy Index ETF                       06/18/2008
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First Trust Global Engineering and Construction Index ETF      10/15/2008
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First Trust NASDAQ(R) Clean Edge(R) Smart Grid                 11/16/2009
Infrastructure Index Fund
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First Trust Indxx Global Natural Resources Income ETF          03/08/2010
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First Trust Indxx Global Agriculture ETF                       03/08/2010
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First Trust BICK Index Fund                                    04/01/2010
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First Trust NASDAQ Smartphone Index Fund                       02/15/2011
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First Trust NASDAQ(R) Global Auto Index Fund                   05/06/2011
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First Trust Cloud Computing Index Fund                         07/07/2011
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First Trust International IPO ETF                              10/10/2014
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First Trust NASDAQ Cybersecurity ETF                           07/02/2015
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First Trust IPOX Europe Equity Opportunities ETF               10/01/2018
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